                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  811-05921
                ---------------------------------------------

                      THE TURKISH INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1221 AVENUE OF THE AMERICAS 22ND FLOOR NEW YORK, NY  10020
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                  RONALD E. ROBISON
          1221 AVENUE OF THE AMERICAS 34th FLOOR NEW YORK, NY  10020
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-221-6726
                                                   ----------------------------

Date of fiscal year end:  10/31
                        --------------------------
Date of reporting period:  4/30/03
                         -------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2003 SEMI-ANNUAL REPORT

APRIL 30, 2003




[MORGAN STANLEY LOGO]


THE TURKISH INVESTMENT FUND, INC.






MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER




The Turkish Investment Fund, Inc.

DIRECTORS AND OFFICERS

Mitch Merin                 William G. Morton, Jr.
CHAIRMAN OF THE             DIRECTOR
BOARD OF DIRECTORS
                            Michael Nugent
Ronald E. Robison           DIRECTOR
PRESIDENT AND DIRECTOR
                            Fergus Reid
John D. Barrett II          DIRECTOR
DIRECTOR
                            Stefanie V. Chang
Thomas P. Gerrity           VICE PRESIDENT
DIRECTOR
                            Lorraine Truten
Gerard E. Jones             VICE PRESIDENT
DIRECTOR
                            James W. Garrett
Joseph J. Kearns            TREASURER
DIRECTOR
                            Mary E. Mullin
Vincent R. McLean           SECRETARY
DIRECTOR
                            Michael Leary
C. Oscar Morong, Jr.        ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISERS
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England


ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108


CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017


STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

(C) 2003 Morgan Stanley

THE TURKISH INVESTMENT FUND, INC.

Overview


LETTER TO STOCKHOLDERS

For the six months ended April 30, 2003, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 18.04% compared to 17.69% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). On April 30, 2003, the closing price of the Fund's shares on the New York Stock Exchange was $4.46, representing a 13.7% discount to the Fund's net asset value per share.

MARKET REVIEW

During the six months ending April 30, 2003, Turkey was among the most volatile global markets, falling as much as 24.7% (Index return) in March before rebounding in April and eventually returning 17.7%. During this period the market fell and rebounded more than 25% on two occasions.

In November 2002, after under-performing for most of the year, the market surged +41.7% following November 3rd elections making it the best performing global equity market during the month. The equity market rebounded due to prospects that the winning party, the Pro-Islamic Justice and Development Party (AKP), would live up to campaign vows to support European Union (EU) reforms and the economic stabilization program backed by a $16 billion dollar loan from the International Monetary Fund (IMF). The AKP won nearly two thirds of the seats in parliament allowing for the formation of a single party government after years of fractious and unstable coalition governments. In December, however, overall performance was muted due to the EU council's decision to start accession negotiations late in 2004 on concerns over the crisis in Iraq. During March, Turkey, which was the market most negatively affected by the U.S. led war in Iraq, benefited in April from a surge in domestic sentiment. This surge in sentiment was a result of policy decisions by the IMF (a disbursement of $700 million dollars in loans) and the Central Bank lowering rates. Prospects that Turkish construction companies will share in the reconstruction of Iraq, coupled with lower global oil prices and an improved outlook for tourism has only helped sentiment. Despite uncertainties over global growth and geo-political concerns in the Middle East, so far the period under review has proved to be a positive one for Turkish equities as the market has managed to return +17.4% year-to-date on the back of a strong +33.6% return month-to-date in April of 2003.

Overall stock selection was the primary driver to the Fund's out-performance while sector allocation remains mixed. The strongest contribution to relative performance came from stock selection within sectors such as industrials and consumer discretionary. Stock selection within financials detracted from performance; however the impact to performance was mitigated due to our underweight in the sector relative to the Index. Sector allocations to consumer staples and industrials were the only other significant detractors during the period in review.

We remain constructive on the country given falling interest rates as inflation remains in check and the government advances its privatization efforts. Gross domestic product growth in 2003-4 is expected to average 5.6%, driven by lower real interest rates as well as a pick-up in private investment and consumption. In our opinion, Turkey continues to trade at attractive valuations and is likely to be a net benefactor from post-war Iraq reconstruction efforts and as a result we remain overweight industrials and export-oriented stocks. We maintain an underweight in financials as we remain cautious on Turkey's daunting debt profile and high real rates. With the political backdrop still a risk, and with U.S.-Turkey relations under strain we will closely monitor for any slippage on the IMF program, fiscal policy and resurgence in tensions between the government and the military.

Sincerely,




Ronald E. Robison
President and Director                                                  May 2003

                                               THE TURKISH INVESTMENT FUND, INC.

                                               STATEMENT OF NET ASSETS
STATEMENT OF NET ASSETS                        April 30, 2003 (unaudited)

                                                             VALUE
                                          SHARES             (000)
------------------------------------------------------------------
TURKISH COMMON STOCKS  (100.0%)
(UNLESS OTHERWISE NOTED)
==================================================================
AUTOMOBILES (7.7%)
    Tofas Turk Otomobil
        Fabrikasi AS                 786,667,000 (a)       $ 2,236
------------------------------------------------------------------
BANKS  (8.6%)
    Akbank TAS                       447,418,652             1,586
    Turkiye Is Bankasi
        AS                           298,674,500 (a)           920
------------------------------------------------------------------
                                                             2,506
==================================================================
BEVERAGES  (2.2%)
     Anadolu Efes Biracilik ve
         Malt Sanayii AS              32,353,000 (a)           646
==================================================================
BUILDING PRODUCTS (6.5%)
     Trakya Cam Sanayii AS           778,972,460             1,890
==================================================================
COMMERCIAL SERVICES & SUPPLIES (3.1%)
     Alarko Holding AS                57,348,000               905
==================================================================
CONSTRUCTION MATERIALS (11.7%)
     Adana Cimento Sanayii
         Turk Anonim Sirketi         177,588,000               941
     Akcansa Cimento AS              892,867,000             2,481
------------------------------------------------------------------
                                                             3,422
==================================================================
DIVERSIFIED FINANCIALS (2.9%)
     Koc Holding AS                   83,610,000 (a)           844
==================================================================
HOUSEHOLD DURABLES (9.4%)
     Arcelik AS                      281,805,200 (a)         2,736
==================================================================
INDUSTRIAL CONGLOMERATES (11.7%)
     Enka Insaat ve Sanayi AS         97,948,196 (a)         3,409
==================================================================
MEDIA (7.0%)
     Dogan Burda Rizzoli Dergi
         Yayincilik ve Pazarlama
         AS                          346,551,000               946
     Dogan Yayin Holding AS          675,000,000 (a)           936
     Hurriyet Gazetecilik ve
         Matbaacilik AS               82,206,720               186
------------------------------------------------------------------
                                                             2,068
==================================================================
MULTILINE RETAIL (7.9%)
     Carsi Buyuk Magazacilik
         AS                        1,822,910,000 (a)         2,317
==================================================================
OIL & GAS (13.3%)
     Tupras-Turkiye Petrol
         Rafinerileri AS             558,782,000             3,890
==================================================================
WIRELESS TELECOMMUNICATION SERVICES (8.0%)
     Turkcell Iletisim Hizmetleri
         AS                          369,267,168 (a)         2,217
     Turkcell Iletisim Hizmetleri
         AS ADR                            7,800 (a)           116
------------------------------------------------------------------
                                                             2,333
==================================================================
                                                             VALUE
                                                             (000)
------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
     (Cost $26,613)                                       $ 29,202
==================================================================
                                            FACE
                                          AMOUNT
                                           (000)
------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.9%)
(INTEREST BEARING DEMAND ACCOUNT)
==================================================================
     Turkish Lira
     (Cost $272)    TRL              426,194,207               272
==================================================================
TOTAL INVESTMENTS (100.9%)
     (Cost $26,885)                                         29,474
==================================================================
                                          AMOUNT
                                           (000)
------------------------------------------------------------------
OTHER ASSETS (1.1%)
     Receivable for
         Investments Sold                   $318
     Other                                    10               328
==================================================================
LIABILITIES (-2.0%)
     Payable For:
         Investments Purchased              (375)
         Overdraft Payable                   (80)
         Stockholder Reporting
           Expenses                          (39)
         Professional Fees                   (34)
         Investment Advisory
           Fees                              (21)
         Directors' Fees
           and Expenses                      (17)
         Custodian Fees                      (10)
         Administrative
           Fees                               (4)
     Other Liabilities                       (14)             (594)
==================================================================
NET ASSETS (100%)
     Applicable to 5,649,846, issued and
         outstanding $0.01 par value shares
         (30,000,000 shares authorized)                   $ 29,208
==================================================================
NET ASSET VALUE PER SHARE                                 $   5.17
==================================================================
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
     Common Stock                                         $     56
     Paid-in Capital                                        65,590
     Undistributed (Distributions in Excess of) Net
         Investment Income                                     138
     Accumulated Net Realized Gain (Loss)                  (39,167)
     Unrealized Appreciation (Depreciation) on
         Investments and Foreign Currency Translations       2,591
==================================================================
TOTAL NET ASSETS                                          $ 29,208
==================================================================

(a) -- Non-income producing.
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

                                               THE TURKISH INVESTMENT FUND, INC.

                                               Financial Statements

                                                                                                    SIX MONTHS ENDED
                                                                                                      APRIL 30, 2003
                                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                        (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends (net of $15 of foreign taxes withheld)                                                         $  395
     Interest                                                                                                      2
=====================================================================================================================
         TOTAL INVESTMENT INCOME                                                                                 397
=====================================================================================================================
EXPENSES
     Investment Advisory Fees                                                                                    129
     Professional Fees                                                                                            36
     Custodian Fees                                                                                               30
     Administrative Fees                                                                                          21
     Stockholder Reporting Expenses                                                                               25
=====================================================================================================================
         TOTAL EXPENSES                                                                                          241
=====================================================================================================================
         NET INVESTMENT INCOME (LOSS)                                                                            156
=====================================================================================================================
NET REALIZED GAIN (LOSS) ON:
     Investments                                                                                               1,929
     Foreign Currency Transactions                                                                                 1
=====================================================================================================================
         NET REALIZED GAIN (LOSS)                                                                              1,930
=====================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                                                                               2,312
     Foreign Currency Translations                                                                                 2
=====================================================================================================================
         CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                      2,314
=====================================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  4,244
=====================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                           $4,400
=====================================================================================================================

                                                                                 SIX MONTHS ENDED
                                                                                   APRIL 30, 2003         YEAR ENDED
                                                                                      (UNAUDITED)   OCTOBER 31, 2002
STATEMENT OF CHANGES IN NET ASSETS                                                          (000)              (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income (Loss)                                                        $    156          $   (148)
     Net Realized Gain (Loss)                                                               1,930           (20,927)
     Change in Unrealized Appreciation (Depreciation)                                       2,314            22,143
=====================================================================================================================
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    4,400             1,068
=====================================================================================================================
Distributions from and/or in excess of:
     Net Investment Income                                                                     --               (26)
=====================================================================================================================
Capital Share Transactions:
     Repurchase of Shares (434,459 shares in 2002)                                             --            (1,952)
=====================================================================================================================
    TOTAL INCREASE (DECREASE)                                                               4,400              (910)
=====================================================================================================================
Net Assets:
     Beginning of Period                                                                   24,808            25,718
--------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
         INCOME OF $138 AND $(18), RESPECTIVELY)                                         $ 29,208          $ 24,808
=====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                                               THE TURKISH INVESTMENT FUND, INC.

SELECTED PER SHARE DATA AND RATIOS             Financial Highlights

                                      SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2003     ------------------------------------------------------------
                                           (UNAUDITED)         2002        2001         2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  4.39      $   4.23     $ 17.69     $   9.52     $  4.94     $  8.74
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                     0.03+        (0.03)       0.06        (0.12)       0.05        0.14
Net Realized and Unrealized Gain (Loss)
     on Investments                              0.75          0.18      (10.30)        8.03        4.58       (3.80)
-----------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations         0.78          0.15      (10.24)        7.91        4.63       (3.66)
-----------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
     Net Investment Income                         --         (0.00)#        --        (0.03)      (0.12)      (0.14)
     Net Realized Gain                             --            --       (3.23)          --          --          --
-----------------------------------------------------------------------------------------------------------------------
        Total Distributions                        --         (0.00)#     (3.23)       (0.03)      (0.12)      (0.14)
-----------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase
     Program                                       --          0.01        0.01         0.29        0.07          --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  5.17      $   4.39     $  4.23     $  17.69     $  9.52     $  4.94
=======================================================================================================================
PER SHARE MARKET VALUE, END OF
    PERIOD                                    $  4.46      $   4.07     $  4.41     $  13.38     $  8.19     $  4.31
=======================================================================================================================
TOTAL INVESTMENT RETURN:
     Market Value                                9.58%**      (7.64)%    (55.14)%      63.60%      94.34%     (42.36)%
     Net Asset Value (1)                        18.04%**       3.86%     (67.47)%      86.09%      97.06%     (42.39)%
=======================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
    (THOUSANDS)                               $29,208      $ 24,808     $25,718     $108,138     $62,476     $34,551
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets          1.76%*      1.86%@        1.94%        1.26%       1.96%       1.71%
Ratio of Net Investment Income (Loss) to
     Average Net Assets                          1.14%*       (0.49)%      0.83%       (0.57)%      0.66%       1.76%
Portfolio Turnover Rate                            99%**        164%        163%         155%        175%         68%
-----------------------------------------------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

@ The effect of the reversal of the deferred directors' fees in fiscal year 2002 was to decrease the expense ratio by 0.23%.

+    Per share amount is based on average shares outstanding.

#    Amount is less than $0.005 per share.


The accompanying notes are an integral part of the financial statements.

                                               THE TURKISH INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS                  April 30, 2003 (unaudited)


     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     --investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     --investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consists of equity securities denominated in Turkish lira. Changes in currency exchange rates will affect the value of and investment income from securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B. ADVISERS: Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (the "Advisers") provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. The Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 were as follows:

   2002 DISTRIBUTIONS           2001 DISTRIBUTIONS
        PAID FROM:                  PAID FROM:
          (000)                       (000)
 --------------------------  -------------------------
              LONG-TERM                    LONG-TERM
  ORDINARY      CAPITAL        ORDINARY      CAPITAL
    INCOME         GAIN          INCOME         GAIN
 -----------------------------------------------------
       $26          $--          $7,123      $12,512

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At April 30, 2003, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $26,613,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $2,589,000, of which $3,907,000 related to appreciated securities and $1,318,000 related to depreciated securities.

At October 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $40,595,000 available to offset future capital gains of which $15,443,000 will expire on October 31, 2009 and $25,152,000 to expire on October 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F. OTHER: During the six months ended April 30, 2003, the Fund made purchases and sales totaling $27,230,000 and $26,875,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At April 30, 2003, the deferred fees payable under the Compensation Plan totaled $17,000 and are included in Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the six months ended April 30, 2003, Other Expenses were reduced by approximately $3,000 due to these fluctuations.

During the six months ended April 30, 2003, the Fund incurred $35,000 of brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Advisers.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended April 30, 2003, the Fund did not repurchase shares. From the inception of the program through April 30, 2003, the Fund has repurchased 1,396,709 of its shares at an average discount of 17.31% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

G. SUBSEQUENT EVENT: The Annual Meeting of the Stockholders of the Fund was held on June 5, 2003. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors effective July 31, 2003:

                                VOTES IN          VOTES
                                FAVOR OF          AGAINST
------------------------------------------------------------
Phillip J. Purcell              3,567,022         206,859
Charles A. Fiumefreddo          3,566,522         207,359
Michael Bozic                   3,566,522         207,359
Edwin J. Garn                   3,566,503         207,378
Wayne E. Hedien                 3,566,503         207,378
Dr. Manuel H. Johnson           3,567,022         206,859
James F. Higgins                3,567,022         206,859

                                               THE TURKISH INVESTMENT FUND, INC.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

ITEM 2.  CODE OF ETHICS.  Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable for semi-annual reports.

ITEM 6.  [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable for semi-annual reports.

ITEM 8.  [RESERVED.]
ITEM 9.  CONTROLS AND PROCEDURES.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

ITEM 10.  EXHIBITS.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Turkish Investment Fund, Inc.

By:      Ronald E. Robison
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    July 2, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      Ronald E. Robison
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    July 2, 2003

By:      James W. Garrett
Name:    James W. Garrett
Title:   Principal Financial Officer
Date:    July 2, 2003